DRAFT Exhibit 99.2 Financial Supplement Q2 2020 July 30, 2020 © 2020 Fannie Mae

DRAFT ▪ Some of the terms and other information in this presentation are defined and discussed more fully in our Form 10-Q for the quarter ended June 30, 2020 (“Q2 2020 Form 10-Q”) and Form 10-K for year ended December 31, 2019 ("2019 Form 10-K"). This presentation should be reviewed together with the Q2 2020 Form 10-Q, and the 2019 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through our website is not part of this supplement. ▪ Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information. ▪ Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e. 100%), or amounts shown as 100% may not reflect the entire population. ▪ Unless otherwise indicated "Q2 YTD 2020" data is as of June 30, 2020 or for the first six months of 2020. Data for prior years is as of December 31 or for the full year indicated. ▪ Note references are to endnotes, appearing on pages 24 to 28. ▪ Terms used in presentation CAS: Connecticut Avenue Securities® CIRT™: Credit Insurance Risk Transfer™ CRT: credit risk transfer DTI ratio: Debt-to-income ("DTI") ratio refers to the ratio of a borrower’s outstanding debt obligations (including both mortgage debt and certain other long- term and significant short-term debts) to that borrower’s reported or calculated monthly income, to the extent the income is used to qualify for the mortgage DUS®: Fannie Mae’s Delegated Underwriting and Servicing program HARP®: Home Affordable Refinance Program®, registered trademarks of the Federal Housing Finance Agency, which allowed eligible Fannie Mae borrowers with high LTV ratio loans to refinance into more sustainable loans LTV ratio: loan-to-value ratio MSA: metropolitan statistical area MTMLTV ratio: mark-to-market loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the estimated current home price at period end OLTV ratio: origination loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price at origination of the loan Refi Plus™: our Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers REO: real estate owned TCCA: Temporary Payroll Tax Cut Continuation Act of 2011 UPB: unpaid principal balance © 2020 Fannie Mae Q2 2020 Financial Supplement 2

DRAFT Table of Contents Overview COVID-19 Pandemic: Our Mission, Our Response 5 Corporate Financial Highlights 6 Market Liquidity 7 Key Market Economic Indicators 8 Net Worth, Treasury Funding and Senior Preferred Stock Dividends 9 Single-Family Business Single-Family Highlights 11 Certain Credit Characteristics of Single-Family Conventional Loan Acquisitions 12 Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business 13 Single-Family Credit Risk Transfer 14 Single-Family Conventional Guaranty Book of Business in Forbearance 15 Single-Family Problem Loan Statistics 16 Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business 17 Single-Family Cumulative Default Rates 18 Multifamily Business Multifamily Highlights 20 Certain Credit Characteristics of Multifamily Loan Acquisitions 21 Certain Credit Characteristics of Multifamily Guaranty Book of Business 22 Multifamily Serious Delinquency Rates and Credit Losses 23 Endnotes Financial Overview Endnotes 25 Single-Family Business Endnotes 26 Multifamily Business Endnotes 28 © 2020 Fannie Mae Q2 2020 Financial Supplement 3

DRAFT Overview © 2020 Fannie Mae

Our Mission, Our Response

Fannie Mae is working to help our people, our customers, the mortgage market, and those who rely on it to continue to operate and recover from the COVID-19 pandemic

People

- Nearly all employees working remotely; our business resiliency plans and technology systems continue to support the company-wide telework arrangement
- Continue to provide enhanced support for employees and families
- Continued to pay most contractors (e.g. cafeteria staff) and accelerated payments to identified small businesses

Customers

- Provided more than $453 billion in liquidity to the SF and MF mortgage markets from March through June 2020, including more than $241 billion through whole loan conduit, to support lenders, including community lenders
- Providing mortgage originators temporary flexibilities for employment verification, appraisals and more
- Limited the duration of P&I advances by SF servicers to four months

Homeowners and Renters

- Suspended foreclosures and foreclosure-related evictions for homeowners
- Providing mortgage payment relief through forbearance; at June 30, 2020 approximately 972,000 SF loans were in forbearance
- No late fees for homeowners in a forbearance plan
- Providing homeowners repayment plans, payment deferral and loan modification options to help them after forbearance period ends
- Homeowners who comply with their forbearance plan and were current prior to receiving COVID-19-related forbearance are reported as current to credit bureaus
- Offering MF borrowers mortgage forbearance with the condition that they suspend all renter evictions for nonpayment of rent
- Updated **KnowYourOptions.com** and launched **#HeretoHelp** educational effort to inform and explain options available to homeowners and renters

© 2020 Fannie Mae

Q2 2020 Financial Supplement 5

Corporate Financial Highlights

Summary of Q2 2020 Financial Results

(Dollars in millions)	Q2 2020	Q1 2020	Variance
Net interest income[1]	**$5,777**	$5,347	$430
Fee and other income	**90**	120	(30)
Net revenues	**5,867**	5,467	400
Investment gains (losses), net	**149**	(158)	307
Fair value losses, net	**(1,018)**	(276)	(742)
Administrative expenses	**(754)**	(749)	(5)
Provision for credit losses	**(12)**	(2,583)	2,571
Foreclosed property expense	**(10)**	(80)	70
Total credit-related income (expense)	**(22)**	(2,663)	2,641
TCCA fees	**(660)**	(637)	(23)
Credit enhancement expense[2]	**(360)**	(376)	16
Change in expected credit enhancement recoveries[3]	**273**	188	85
Other expenses, net	**(261)**	(218)	(43)
Income before federal income taxes	**3,214**	578	2,636
Provision for federal income taxes	**(669)**	(117)	(552)
Net income	**$2,545**	$461	$2,084
Total comprehensive income	**$2,532**	$476	$2,056

Sources of Net Interest Income and Retained Mortgage Portfolio Balance



100%
75%
50%
25%
0%
% Net Interest Income
$272.4
$230.8
$179.2
$153.6
$167.0
2016
2017
2018
2019
Q2 YTD 2020
$600
$400
$200
$0
Retained Mortgage Portfolio (Dollars in billions)
% Net interest income from guaranty book of business(4)
% Net interest income from portfolios(5)
Retained mortgage portfolio, at end of period

Key Highlights

Fannie Mae reported net income of $2.5 billion for the second quarter of 2020, compared with net income of $461 million for the first quarter of 2020. The increase in net income was due primarily to a decline in credit-related expense in the second quarter of 2020 compared with the first quarter of 2020. The company's credit-related expense in the first quarter of 2020 was driven by a substantial increase in its allowance for loan losses due to the economic dislocation caused by the COVID-19 pandemic. The allowance for loan losses remained relatively flat in the second quarter of 2020.

© 2020 Fannie Mae

Q2 2020 Financial Supplement 6

DRAFT Market Liquidity Key Highlights: Liquidity Provided in Q2 2020 Providing Liquidity to the Mortgage Market Fannie Mae provided $371 billion in liquidity to the mortgage market in the 3.5 second quarter of 2020, including $202 billion through its whole loan conduit, 3.2 enabling the financing of approximately 1.5 million home purchases, refinancings, or rental units. 3.0 3.0 3.0 Unpaid Principal Balance Units 2.7 1.1 2.5 1.2 2.3 337K Single-Family 1.2 $92B Home Purchases 1.2 2.0 0.6 Units in millions 1.5 $259B 913K Single-Family 1.4 Refinancings 1.0 1.1 0.7 1.0 1.3 $20B 214K Multifamily 0.5 Rental Units 0.7 0.8 0.8 0.7 0.4 0.0 2016 2017 2018 2019 Q2 YTD 2020 Home Purchases Refinancings Rental Units © 2020 Fannie Mae Q2 2020 Financial Supplement 7

DRAFT Key Market Economic Indicators U.S. GDP Growth (Decline) Rate and Benchmark Interest Rates Unemployment Rate(7) 4.55% 20% 11.1% 3.88% 4.7% 4.1% 3.9% 3.60% 3.73% 10% 3.5% 3.03% 3.13% 2.74% 0% 2.4% 2.1% -10% 1.6% 1.1% end) 2.86% 1.57% -20% 2.30% -30% 2.01% 0.66% Rate (as of period (34.8)% -40% 2016 2017 2018 2019 Q2 YTD 6/30/2017 6/30/2018 6/30/2019 6/30/2020 2020 (6) 30-year FRM rate 10-year Treasury rate 30-year Fannie Mae MBS par coupon rate Growth (decline) in GDP, annualized change U.S. unemployment rate (8) One Year Home Price Growth Rate Q2 2020 (8) United States 5.4% Single-Family Home Price Growth Rate 8% 5.9% 5.3% 5.3% 6% 4.7% 3.9% 4% 2% Home Price Growth 0% 2016 2017 2018 2019 Q2 YTD 2020 Top 10 States by UPB(8) Share of Single- One Year Home Price Family Conventional State Growth Rate Q2 2020 Guaranty Book CA 5.05% 19.1% TX 3.76% 6.6% FL 6.07% 5.9% NY 5.63% 4.7% WA 8.18% 3.8% IL 2.62% 3.5% NJ 3.17% 3.4% VA 5.29% 3.3% State Growth Rate: 0.0 to 4.9% 5.0 to 9.9% 10% and above CO 5.82% 3.3% PA 4.89% 2.9% © 2020 Fannie Mae Q2 2020 Financial Supplement 8

DRAFT Net Worth, Treasury Funding and Senior Preferred Stock Dividends Net Worth and Treasury Funding Commitment Dividend Payments and Draws (Dollars in billions) (Dollars in billions) $181.4 $119.8 $113.9 $16.5 As of June 30, 2020 As of June 30, 2020 Net worth Cumulative dividend payments to Treasury(9) Remaining Treasury funding commitment Cumulative draws from Treasury(10) © 2020 Fannie Mae Q2 2020 Financial Supplement 9

DRAFT Single-Family Business © 2020 Fannie Mae

Single-Family Highlights

Q2 2020

$4,939M
Net interest income

$96M
Investment gains, net

$(1,030)M
Fair value losses, net

$216M
Credit-related income

$2,100M
Net income

Single-Family Conventional Loan Acquisitions(1)



UPB
(Dollars in billions)
$0
$100
$200
$300
0
10
20
30
40
50
46.7
45.9
46.9
49.4
46.7
$128
$49
$79
$194
$90
$104
$189
$116
$73
$191
$122
$69
$351
$259
$92
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Refinance
Purchase
Average charged guaranty fee on new single-family conventional acquisitions, net of TCCA (bps)(2)

Single-Family Conventional Guaranty Book of Business(1)



UPB
(Dollars in billions)
$0
$1,000
$2,000
$3,000
$4,000
0
10
20
30
40
50
43.4
43.5
43.6
43.8
44.2
$2,907
$2,924
$2,946
$2,964
$3,014
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Average UPB outstanding of Single-Family conventional guaranty book
Average charged guaranty fee on Single-Family conventional guaranty book, net of TCCA (bps)(2)

Q2 2020 Market Share: New Single-Family Mortgage-Related Securities Issuances



Private-label securities 2%
Ginnie Mae 24%
Fannie Mae 45%
Freddie Mac 29%

Key Highlights

- The average single-family conventional guaranty book of business increased by $50 billion to more than $3 trillion during the second quarter of 2020.
- Single-family serious delinquency rate increased to 2.65% as of June 30, 2020 from 0.66% as of March 31, 2020, due to economic dislocation caused by the COVID-19 pandemic, which increased borrower participation in forbearance plans. Our single-family serious delinquency rate excluding loans in forbearance was 0.59% as of June 30, 2020.
- As of June 30, 2020, 5.7% of Fannie Mae's single-family guaranty book of business based on loan count were in forbearance, the vast majority of which were related to COVID-19; 25% of these loans in forbearance were still current.

© 2020 Fannie Mae

Q2 2020 Financial Supplement 11

Certain Credit Characteristics of Single-Family Conventional Loan Acquisitions

Certain Credit Characteristics of Single-Family Conventional Loans by Acquisition Period

Categories are not mutually exclusive	Q2 2019	Q3 2019	Q4 2019	Full Year 2019	Q1 2020	Q2 2020
Total UPB (Dollars in billions)	$128.1	$194.3	$188.5	$595.9	$190.5	**$351.3**
Weighted Average OLTV Ratio	78%	77%	74%	76%	74%	**72%**
OLTV Ratio > 95%	8%	7%	4%	7%	3%	**3%**
Weighted-Average FICO® Credit Score[3]	746	751	753	749	753	**759**
FICO Credit Score < 680[3]	8%	6%	6%	7%	6%	**4%**
DTI Ratio > 43%[4]	30%	26%	25%	28%	25%	**20%**
Fixed-rate	99%	100%	99%	99%	99%	**100%**
Owner Occupied	91%	93%	92%	92%	92%	**93%**
HomeReady®[5]	9%	7%	4%	7%	3%	**2%**

Q2 YTD 2020 Acquisition Credit Profile by Certain Loan Features

OLTV Ratio >95%	HomeReady®[5]	FICO Credit Score < 680[3]	DTI Ratio > 43%[4]
$15.7	$13.3	$25.2	$118.0
97%	87%	72%	74%
100%	31%	0%	3%
746	745	657	747
1%	6%	100%	6%
20%	39%	26%	100%
100%	99%	100%	100%
100%	100%	95%	91%
26%	100%	3%	4%

Origination Loan-to-Value Ratio



Weighted-Average OLTV Ratio
100%
80%
60%
40%
20%
0%
74%
75%
77%
76%
73%
2.8%
4.9%
7.5%
6.6%
3.0%
2016
2017
2018
2019
Q2 YTD 2020
25%
20%
15%
10%
5%
0%
Origination LTV > 95%
% OLTV > 95%
Weighted-Average OLTV Ratio

FICO Credit Score[3]



Weighted Average FICO Credit Score
750
500
250
0
750
745
743
749
757
8.7%
10.6%
11.2%
7.3%
4.0%
2016
2017
2018
2019
Q2 YTD 2020
25%
20%
15%
10%
5%
0%
% FICO Credit Score < 680
% FICO Credit Score < 680
Weighted-Average FICO Credit Score

Acquisitions by Loan Purpose



Share of Acquisitions
100%
75%
50%
25%
0%
19%
33%
44%
22%
20%
56%
22%
12%
65%
20%
28%
52%
21%
49%
30%
2016
2017
2018
2019
Q2 YTD 2020
Refi Plus[6] including HARP
Cash-out Refinance
Other Refinance
Purchase

© 2020 Fannie Mae

Q2 2020 Financial Supplement 12

Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business

Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Loan Features[1][7]

As of June 30, 2020

Categories are not mutually exclusive	Overall Book	Origination Year: 2004 & Earlier	2005-2008	2009-2016	2017	2018	2019	2020	Certain Loan Features: OLTV Ratio > 95%	Home-Ready[8][5]	FICO Credit Score < 680[3]	Refi Plus Including HARP[6]	DTI Ratio > 43%[4]
Total UPB (Dollars in billions)	$3,052.1	$58.9	$97.0	$1,391.3	$298.9	$246.0	$493.2	$466.8	$194.5	$88.0	$302.4	$252.5	$707.8
Average UPB	$178,018	$68,292	$116,477	$154,100	$196,657	$200,661	$246,719	$278,465	$160,267	$180,947	$142,605	$123,737	$190,936
Share of Single-Family Conventional Guaranty Book	100%	2%	3%	46%	10%	8%	16%	15%	6%	3%	10%	8%	24%
Loans in Forbearance by UPB	6.7%	9.5%	15.0%	6.0%	8.5%	10.8%	7.9%	2.1%	9.6%	11.2%	14.2%	8.1%	11.5%
Share of Loans with Credit Enhancement[8]	49%	6%	15%	49%	69%	77%	55%	27%	77%	90%	45%	45%	51%
Serious Delinquency Rate[9]	2.65%	5.00%	8.37%	2.11%	3.07%	3.92%	2.47%	0.34%	4.35%	3.93%	6.95%	2.99%	4.53%
Weighted-Average OLTV Ratio	75%	74%	76%	75%	76%	78%	76%	72%	107%	89%	78%	86%	77%
OLTV Ratio > 95%	6%	6%	10%	7%	6%	10%	7%	3%	100%	40%	11%	30%	9%
Amortized OLTV Ratio[10]	67%	48%	62%	61%	70%	74%	75%	72%	95%	87%	68%	68%	69%
Weighted-Average Mark-to-Market LTV Ratio[11]	57%	34%	55%	46%	61%	68%	72%	72%	75%	80%	57%	48%	60%
Weighted-Average FICO Credit Score[3]	748	700	695	752	744	739	749	757	726	737	648	729	734
FICO Credit Score < 680[3]	10%	36%	39%	9%	11%	13%	7%	4%	18%	11%	100%	21%	14%

Mark-to-Market Loan-to-Value (MTMLTV) Ratio[11]



Weighted Average MTMLTV
% MTMLTV >100%
70%
60%
50%
40%
30%
20%
10%
0%
10%
7.5%
5%
2.5%
0%
60%
58%
57%
57%
57%
1.9%
1.0%
0.5%
0.3%
0.2%
2016
2017
2018
2019
Q2 YTD 2020
% MTMLTV > 100%
Weighted-Average MTMLTV

FICO Credit Score[3]



Weighted Average FICO Credit Score
FICO Credit Score < 680
750
500
250
0
25%
20%
15%
10%
5%
0%
745
745
746
746
748
12.2%
11.8%
11.4%
10.5%
9.9%
2016
2017
2018
2019
Q2 YTD 2020
% FICO Credit Score < 680
Weighted-Average FICO Credit Score

Serious Delinquency Rate by Vintage[9]



Serious Delinquency Rate
10%
7.5%
5%
2.5%
0%
6.39%
6.55%
4.61%
4.11%
8.37%
2.82%
3.28%
2.69%
2.48%
5.00%
1.20%
1.24%
0.76%
0.66%
2.65%
0.36%
0.53%
0.34%
0.35%
2.21%
2016
2017
2018
2019
Q2 YTD 2020
2009 - 2020
Total Single-Family Conventional Guaranty Book of Business
2005-2008
2004 and Prior

© 2020 Fannie Mae

Q2 2020 Financial Supplement 13

Single-Family Credit Risk Transfer

Single-Family Credit Risk Transfer



$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
UPB
(Dollars in billions)
40%
20%
0%
42%
41%
46%
46%
40%
$1,218
$1,213
$1,341
$1,371
$1,224
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
% Single-family conventional guaranty book in a CRT transaction
Outstanding UPB of single-family loans in a CRT transaction[14]

Single-Family Loans with Credit Enhancement

Credit Enhancement Outstanding UPB (dollars in billions)	2018 Outstanding UPB	2018 % of Book[15] Outstanding	2019 Outstanding UPB	2019 % of Book[15] Outstanding	Q2 YTD 2020 Outstanding UPB	Q2 YTD 2020 % of Book[15] Outstanding
Primary mortgage insurance & other[12]	$618	21%	$653	22%	**$662**	**22%**
Connecticut Avenue Securities[13]	$798	27%	$919	31%	**$813**	**27%**
Credit Insurance Risk Transfer[14]	$243	8%	$275	10%	**$279**	**9%**
Lender risk-sharing[13]	$102	4%	$147	5%	**$132**	**4%**
(Less: loans covered by multiple credit enhancements)	($394)	(13)%	($438)	(15)%	**($394)**	**(13)%**
Total single-family loans with credit enhancement	$1,367	47%	$1,556	53%	**$1,492**	**49%**

Single-Family Credit Risk Transfer Issuance



$600
$400
$200
$—
UPB
(Dollars in billions)
$233
$222
$239
$189
$40
$331
$15
$240
$76
$410
$44
$265
$102
$338
$45
$206
$86
$445
$73
$290
$82
$127
$14
$58
$55
2014
2015
2016
2017
2018
2019
Q2 YTD 2020
Lender risk-sharing
Connecticut Avenue Securities
Credit Insurance Risk Transfer

© 2020 Fannie Mae

Q2 2020 Financial Supplement 14

Single-Family Conventional Guaranty Book of Business in Forbearance

Top 10 States with Forbearance by UPB as of June 30, 2020

State	Loans in Forbearance: UPB (Dollars in millions)	% of State Conventional Book by UPB[16]	% of Total Conventional Book by UPB	Loan Count	% of Total Conventional Book by Loan Count	Conventional Guaranty Book of Business[1]: UPB (Dollars in millions)	Loan Count
Total	**$203,485**	**6.7%**	**6.7%**	**972,088**	**5.7%**	$3,052,111	17,144,993
CA	$42,749	7.3%	1.4%	145,950	0.9%	$581,748	2,300,819
FL	$18,177	10.2%	0.6%	95,791	0.6%	$178,997	1,109,371
NY	$17,914	12.4%	0.6%	67,884	0.4%	$144,778	724,566
TX	$14,834	7.4%	0.5%	82,848	0.5%	$200,199	1,230,393
NJ	$11,332	10.8%	0.4%	50,085	0.3%	$104,823	517,351
IL	$6,383	6.0%	0.2%	37,150	0.2%	$105,631	715,061
GA	$6,198	7.4%	0.2%	35,099	0.2%	$83,228	518,277
VA	$5,610	5.6%	0.2%	24,753	0.1%	$101,043	498,966
MD	$5,541	7.1%	0.2%	24,588	0.1%	$77,915	378,776
WA	$5,449	4.7%	0.2%	21,883	0.1%	$116,673	526,551

Delinquency Status of Loans in Forbearance as of June 30, 2020[25]



UPB (Dollars in billions)
$100
$80
$60
$40
$20
$0
Number of Loans (in thousands)
400K
300K
200K
100K
0K
249K
$49.2
25%
Current
125K
$25.4
13%
30 to 59 days delinquent
240K
$51.0
25%
60 to 89 days delinquent
358K
$77.9
37%
90+ days delinquent
UPB
Number of Loans

Certain Credit Characteristics of Single-Family Loans in Forbearance[17]

As of June 30, 2020

Categories are not mutually exclusive	**Total**	Origination Year: 2004 & Earlier	2005-2008	2009-2016	2017	2018	2019	2020
Total UPB (Dollars in billions)	**$203.5**	$5.6	$14.6	$82.9	$25.5	$26.5	$38.8	$9.6
Average UPB	**$209,328**	$95,684	$162,690	$189,120	$233,919	$240,037	$284,652	$319,480
Share of Single-Family Conventional Guaranty Book based on UPB	**6.7%**	0.2%	0.5%	2.7%	0.8%	0.9%	1.3%	0.3%
MTMLTV Ratio >80% without Mortgage Insurance	**1.7%**	1.6%	11.1%	1.1%	0.7%	1.0%	1.0%	0.9%
DTI Ratio > 43%[4]	**40.0%**	33.8%	47.6%	33.4%	39.3%	52.6%	43.8%	39.9%
FICO Score < 680[3]	**21.1%**	47.7%	43.3%	18.7%	21.4%	23.4%	14.8%	10.6%
OLTV Ratio >95%	**9.1%**	7.7%	9.3%	9.6%	7.4%	11.4%	9.2%	3.8%

© 2020 Fannie Mae

Q2 2020 Financial Supplement 15

DRAFT Single-Family Problem Loan Statistics Single-Family Serious Delinquency Rate by State as of June 30, 2020(9) Top 10 States by UPB Serious Average Delinquency Months to (18) State Rate(9) Foreclosure CA 2.54% 21 TX 2.80% 18 FL 3.98% 39 NY 4.96% 61 WA 1.70% 42 IL 2.71% 19 NJ 4.81% 29 VA 2.14% 16 CO 1.63% 11 PA 2.78% 23 State SDQ Rate: 1.01% to 2.00% 2.01% to 3.00% 3.01% and above Single-Family Loan Workouts Single-Family REO Ending Inventory $40 118.1K 40 Number of Loan Workouts 103.5K 100.6K 38K 100K $30 (in thousands) 30 $17.5 $19.0 56.3K 26K $20 $16.7 20 UPB $3.1 $2.1 50K 20K $9.3 18K 23.4K (Dollars in billions) $10 10 13K $17.9 (Units in thousands) $14.4 $14.6 REO Ending Inventory $8.6 $3.9 $3.6 $0 0K 0 2016 2017 2018 2019 Q2 YTD 2016 2017 2018 2019 Q2 YTD 2020 2020 Foreclosure Alternatives(19) Total Loan Workouts Home Retention Solutions(20) © 2020 Fannie Mae Q2 2020 Financial Supplement 16

Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business

% of Single-Family Conventional Guaranty Book of Business[15] / % of Single-Family Credit Losses[21] For the Period Ended

Certain Product Features Categories are not mutually exclusive	2016	2017	2018	2019	Q2 YTD 2020	2016	2017	2018	2019	Q2 YTD 2020
Credit losses by period (Dollars in millions)	$3,338	$2,963	$2,457	$1,719	**$186**	100.0%	100.0%	100.0%	100.0%	**100.0%**
Alt-A[22]	3.1%	2.5%	1.9%	1.5%	**1.3%**	24.9%	21.9%	22.4%	16.6%	**12.5%**
Interest-only	1.7%	1.2%	0.8%	0.5%	**0.4%**	12.2%	15.7%	15.4%	11.5%	**3.7%**
Origination LTV Ratio >95%	6.9%	6.6%	6.8%	6.9%	**6.4%**	15.2%	16.9%	14.9%	16.0%	**14.2%**
FICO Credit Score < 680 and OLTV Ratio > 95%[3]	1.7%	1.6%	1.4%	1.3%	**1.1%**	8.1%	8.7%	8.7%	9.4%	**7.6%**
FICO Credit Score < 680[3]	12.2%	11.8%	11.4%	10.5%	**9.9%**	48.7%	45.4%	46.3%	43.1%	**47.6%**
Refi Plus including HARP	15.4%	13.2%	11.4%	9.5%	**8.3%**	14.0%	15.9%	13.2%	15.8%	**26.9%**

Vintage	2016	2017	2018	2019	Q2 YTD 2020	2016	2017	2018	2019	Q2 YTD 2020
2009 - 2020	87%	90%	92%	94%	**95%**	19%	23%	20%	27%	**51%**
2005 - 2008	8%	6%	5%	4%	**3%**	65%	65%	66%	61%	**33%**
2004 & Prior	5%	4%	3%	2%	**2%**	16%	12%	14%	12%	**16%**

% of Q2 YTD 2020 Single-Family Credit Losses by State[21][23]



$186M
51.3%
6.9%
7.3%
15.9%
9.6%
9.0%
All Other States
New York
New Jersey
Ohio
Illinois
Pennsylvania

% of Single-Family Conventional Guaranty Book of Business by State as of June 30, 2020



$3.1T
83.6%
1.9%
4.7%
3.5%
3.4%
2.9%
All Other States
New York
New Jersey
Ohio
Illinois
Pennsylvania

© 2020 Fannie Mae

Q2 2020 Financial Supplement 17

DRAFT Single-Family Cumulative Default Rates Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year(24) 2007 16% 2006 14% 12% 10% 2005 8% 2008 6% Cumulative Default Rate 2004 4% 2% 2012 2011 2010 2009 0% Yr1 Yr3 Yr5 Yr7 Yr9 Yr2 Yr4 Yr6 Yr8 Yr10 Yr12 Yr14 Yr11 Yr13 Yr 15 Yr 17 Yr 16 Time Since Beginning of Origination Year 2004 2005 2006 2007 2008 2009* 2010* 2011* 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* 2020* * As of June 30, 2020, cumulative default rates on the loans originated in each individual year from 2009-2020 were less than 1% © 2020 Fannie Mae Q2 2020 Financial Supplement 18

DRAFT Multifamily Business © 2020 Fannie Mae

Multifamily Highlights

Q2 2020

$838M
Net interest income

$19M
Fee and other income

$12M
Fair value gains, net

$(238)M
Credit-related expense

$445M
Net income

Multifamily New Business Volume



UPB
(Dollars in billions)
$25
$20
$15
$10
$5
$0
$17.2
$18.0
$18.1
$14.1
$19.6
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

Multifamily Guaranty Book of Business[1]



UPB
(Dollars in billions)
$400
$300
$200
$100
$0
80
70
60
50
40
30
20
10
0
73.3
71.9
71.8
71.9
72.3
$322.6
$329.6
$338.8
$345.4
$357.8
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Average charged guaranty fee on multifamily guaranty book of business, at end of period (bps)
UPB outstanding of multifamily guaranty book of business

Multifamily Credit Risk Transfer



UPB
(Dollars in billions)
$100
$75
$50
$25
$0
40%
35%
30%
25%
20%
15%
10%
$47.9
15%
$57.7
18%
$84.0
$66.9
25%
$17.1
$104.0
$74.8
30%
$29.2
$103.2
$74.1
29%
$29.1
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
% Multifamily guaranty book in a Multifamily CRT transaction
UPB outstanding of multifamily loans in a Multifamily CIRT transaction
UPB outstanding of multifamily loans in a Multifamily Connecticut Avenue Securities™ transaction

Key Highlights

- Multifamily guaranty book of business increased by more than $12 billion during the second quarter of 2020 to nearly $360 billion.
- Multifamily serious delinquency rate increased to 1.00% as of June 30, 2020 from 0.05% as of March 31, 2020, due to the economic dislocation caused by the COVID-19 pandemic, which increased borrower participation in forbearance plans. Our multifamily serious delinquency rate excluding loans in forbearance was 0.09% as of June 30, 2020.
- As of June 30, 2020, based on unpaid principal balance, 1.2% of Fannie Mae's multifamily guaranty book of business was in forbearance, the vast majority of which were related to COVID-19. Seniors Housing loans, which constituted 5% of the company's multifamily guaranty book of business as of June 30, 2020, comprised nearly half of the total multifamily UPB of loans in forbearance.

© 2020 Fannie Mae

Q2 2020 Financial Supplement 20

Certain Credit Characteristics of Multifamily Loan Acquisitions

Certain Credit Characteristics of Multifamily Loans by Acquisition Period[1]

Categories are not mutually exclusive	2016	2017	2018	2019	Q2 YTD 2020
Total UPB (Dollars in billions)	$55.3	$67.1	$65.4	$70.2	**$33.7**
Weighted Average OLTV Ratio	68%	67%	65%	66%	**65%**
Loan Count	3,335	3,861	3,723	4,113	**2,148**
% Lender Recourse[2]	99%	100%	100%	100%	**100%**
% DUS[3]	99%	98%	99%	100%	**99%**
% Full Interest-Only	23%	26%	33%	33%	**38%**
Weighted Average OLTV Ratio on Full Interest-Only Acquisitions	57%	58%	58%	59%	**59%**
Weighted Average OLTV Ratio on Non-Full Interest-Only Acquisitions	71%	70%	68%	69%	**68%**
% Partial Interest-Only[4]	60%	57%	53%	56%	**50%**

Origination Loan-to-Value Ratio[1]



Share of Acquisitions
100%
80%
60%
40%
20%
0%
53%
59%
68%
66%
73%
47%
41%
32%
33%
26%
2016
2017
2018
2019
Q2 YTD 2020
% Origination LTV less than or equal to 70%
% Origination LTV greater than 70% and less than or equal to 80%
% Origination LTV greater than 80%

Top 10 MSAs by Q2 YTD 2020 Acquisition UPB[1]



$3.0B
$2.0B
$1.4B
$1.4B
$1.0B
$1.0B
$1.0B
$0.9B
$0.7B
$0.7B
Share of Acquisitions: 38.9%
Total UPB: $13.1B
Washington, D.C.
New York
Los Angeles
Dallas
Denver
Seattle
Phoenix
Baltimore
Orlando
San Francisco

Acquisitions by Note Type[1]



Share of Acquisitions
100%
80%
60%
40%
20%
0%
24%
20%
11%
7%
7%
76%
80%
89%
93%
93%
2016
2017
2018
2019
Q2 YTD 2020
Variable-rate
Fixed-rate

© 2020 Fannie Mae

Q2 2020 Financial Supplement 21

Certain Credit Characteristics of Multifamily Guaranty Book of Business

Certain Credit Characteristics of Multifamily Guaranty Book of Business by Acquisition Year, Asset Class, or Targeted Affordable Segment[1]

As of June 30, 2020

Categories are not mutually exclusive	Overall Book	Acquisition Year: 2004 & Earlier	2005-2008	2009-2016	2017	2018	2019	2020	Asset Class or Targeted Affordable Segment: Conventional /Co-op[5]	Seniors Housing[5]	Student Housing[5]	Manufactured Housing[5]	Privately Owned with Subsidy[6]
Total UPB (Dollars in billions)	$357.8	$3.9	$6.3	$121.6	$59.2	$63.1	$70.0	$33.7	$311.9	$17.4	$14.4	$14.1	$35.5
% of Multifamily Book	100%	1%	2%	34%	16%	18%	20%	9%	87%	5%	4%	4%	10%
Loan Count	27,622	737	3,095	10,666	3,313	3,562	4,101	2,148	24,958	696	686	1,282	3,545
Average UPB (Dollars in millions)	$13.0	$5.3	$2.0	$11.4	$17.9	$17.7	$17.1	$15.7	$12.5	$25.1	$20.9	$11.0	$10.0
Loans in Forbearance by UPB	1.2%	0.1%	0.3%	1.6%	2.7%	0.5%	0.4%	0.2%	0.6%	11.2%	3.4%	0.0%	0.0%
Weighted Average OLTV Ratio	66%	72%	66%	67%	67%	65%	66%	65%	66%	66%	67%	66%	69%
Weighted Average DSCR[7]	2.0	3.1	2.4	2.0	2.0	1.8	1.9	2.1	2.0	1.8	1.8	2.0	2.1
% Fixed rate	89%	11%	45%	91%	87%	91%	93%	93%	91%	64%	87%	90%	76%
% Full Interest-Only	29%	32%	27%	21%	28%	34%	33%	38%	30%	12%	24%	20%	21%
% Partial Interest-Only[4]	51%	8%	23%	48%	56%	53%	56%	50%	50%	56%	66%	59%	40%
% Small Balance Loans[8]	47%	74%	92%	51%	30%	28%	35%	34%	48%	14%	27%	51%	55%
% DUS[3]	99%	97%	86%	99%	98%	100%	100%	99%	99%	98%	100%	100%	98%
Serious Delinquency Rate[9]	1.00%	0.02%	0.45%	1.56%	1.53%	0.68%	0.40%	0.12%	0.62%	6.61%	3.51%	0.00%	0.21%

UPB by Maturity Year[1]



$1.6B
$7.8B
$13.4B
$15.8B
$19.4B
Total UPB:
$357.8B
$299.8B

2020
2021
2022
2023
2024
Other

Top 10 MSAs by UPB[1]



$9.0B
$9.2B
$30.6B
$9.5B
Share of Book of Business: 40%
Total Top 10 UPB: $143.7B
$9.6B
$10.6B
$22.0B
$10.8B
$16.6B
$15.8B

New York
Los Angeles
Dallas
Washington, D.C.
Houston
Atlanta
Seattle
Phoenix
San Francisco
Chicago

Top 5 MSAs by Forbearance UPB



$145M
$163M
Share of Forbearance: 28%
Total Top 5 Forbearance UPB: $1.2B
$442M
$196M
$250M

New York
Houston
Dallas
Philadelphia
Washington, D.C.

© 2020 Fannie Mae

Q2 2020 Financial Supplement 22

DRAFT Multifamily Serious Delinquency Rates and Credit Losses DUS/Non-DUS Cumulative Credit Loss Rates by Acquisition Year Through Q2 YTD 2020(3)(10) 2% 1.5% 1.4% 1.1% 1.1% 1.1% 0.9% 1% 0.9% 0.8% 0.7% Credit Loss Rate 0.5% 0.5% 0.4% 0.2% 0.3% 0.3% 0.1% 0.1% 0.1% 0.1% 0.1% —% —% —% —% —% —% —% —% —% —% —% —% —% 0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 - 2019 Q2 YTD 2020 DUS Credit Loss Rate Multifamily Total Credit Loss Rate Non-DUS Credit Loss Rate Serious Delinquency Rates(3)(9) Credit Loss (Benefit) Ratio, Net(11) 1.36% 1.4% 6.0 1.20% 1.2% 4.0 1.0% 1.00% 0.92% 2.0 1.3 0.6 0.8% 0.71% (0.2) 0.63% 0.59% 0.0 0.6% (0.1) 0.55% 0.44% Basis Points (2.3) (0.7) 0.39% 0.56% -2.0 0.4% 0.30% 0.50% 0.30% Serious Delinquency Rate 0.34% 0.21% 0.21% (2.7) 0.24% 0.24% 0.15% -4.0 0.2% 0.18% 0.10% 0.11% 0.05% 0.07% 0.05% 0.06% 0.07% 0.04% 0.0% -6.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2 2014 2015 2016 2017 2018 2019 Q2 2020 YTD DUS Serious Delinquency Rate Multifamily Total Serious Delinquency Rate Non-DUS Serious Delinquency Rate 2020 © 2020 Fannie Mae Q2 2020 Financial Supplement 23

DRAFT Endnotes © 2020 Fannie Mae

DRAFT Financial Overview Endnotes (1) Prior period amounts have been adjusted to reflect the current year change in presentation related to yield maintenance fees. As of January 1, 2020, all yield maintenance fees have been reported in interest income. For consolidated loans, the portion of the fee passed through to the holders of the trust certificates are classified as interest expense. (2) Previously included in Other expenses, net. Consists of costs associated with the company's freestanding credit enhancements, which primarily include CAS and CIRT programs, enterprise-paid mortgage insurance (“EPMI”), and certain lender risk-sharing programs. Excluded from this expense are costs related to CAS transactions accounted for as debt instruments and credit risk transfer programs accounted for as derivative instruments. (3) Consists of change in benefits recognized from the company's freestanding credit enhancements, including any realized amounts. (4) Guaranty fee income includes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011, the incremental revenue from which is remitted to Treasury and not retained by the company. (5) Includes interest income from assets held in the company’s retained mortgage portfolio and other investments portfolio, as well as other assets used to generate lender liquidity. Also includes interest expense on the company’s outstanding corporate debt and Connecticut Avenue Securities® debt. (6) Refers to the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac's Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period. (7) U.S. Gross Domestic Product ("GDP") annual growth (decline) rate for periods prior to Q2 YTD 2020 are based on the quarterly series calculated by the Bureau of Economic Analysis and are subject to revision. GDP growth (decline) rate for Q2 YTD 2020 is based on Fannie Mae’s forecast. (8) Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of June 2020. Including subsequent data may lead to materially different results. Home price growth rate is not seasonally adjusted. UPB estimates are based on data available through the end of June 2020, and the top 10 states are reported by UPB in descending order. One year home price growth rate is for the 12 month period ending June 30, 2020. (9) Aggregate amount of dividends Fannie Mae has paid to Treasury on the senior preferred stock from 2008 through June 30, 2020. Under the terms of the senior preferred stock purchase agreement, dividend payments made to Treasury do not offset prior draws of funds from Treasury. (10) Aggregate amount of funds the company has drawn from Treasury pursuant to the senior preferred stock purchase agreement from 2008 through June 30, 2020. © 2020 Fannie Mae Q2 2020 Financial Supplement 25

DRAFT Single-Family Business Endnotes (1) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae; (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized; and (c) other credit enhancements that Fannie Mae provided on single- family mortgage assets, such as long-term standby commitments. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. (2) Represents the sum of the average guaranty fee rate for the company's single-family conventional guaranty arrangements during the period plus the recognition of any upfront cash payments relating to these guaranty arrangements over an estimated average life at the time of acquisition. Excludes the impact of a 10 basis point guaranty fee increase implemented pursuant to the TCCA, the incremental revenue from which is remitted to Treasury and not retained by the company. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (4) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower’s DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower’s total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. (5) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the “OLTV Ratio > 95%” category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with origination LTV ratios greater than 95%. (6) "Refi Plus" refers to loans acquired under Fannie Mae's Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers who were current on their loans and who applied prior to the initiative’s December 31, 2018 sunset date. Refi Plus had no limits on maximum LTV ratio and provided mortgage insurance flexibilities for loans with LTV ratios greater than 80%. (7) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories. (8) Percentage of loans in the single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for our compensation to some degree in the event of a financial loss relating to the loan. (9) “Serious delinquency rate" refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process in the applicable origination year, product feature, or state, divided by the number of loans in the single-family conventional guaranty book of business in that origination year, product feature, or state. Loans in forbearance are reported as delinquent according to the contractual terms of the loans. (10) Amortized origination loan-to-value ratio is calculated based on the current UPB of a loan at period end, divided by the home price at origination of the loan. (11) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. (12) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions unless such loans are also covered by primary mortgage insurance. © 2020 Fannie Mae Q2 2020 Financial Supplement 26

DRAFT Single-Family Business Endnotes (13) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. (14) Includes mortgage pool insurance transactions covering loans with an unpaid principal balance of approximately $7 billion at issuance and approximately $3 billion outstanding as of June 30, 2020. (15) Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end. (16) Calculated based on the unpaid principal balance of loans in forbearance divided by the total unpaid principal balance of loans by state at period end. (17) Calculated based on the unpaid principal balance of loans in forbearance with the specific credit characteristic and vintage divided by the total unpaid principal balance of loans in forbearance in that origination year at period end. Share of Single-Family Conventional Guaranty Book based on UPB was calculated based upon the unpaid principal balance of loans in forbearance by vintage divided by the total unpaid principal balance of the single-family conventional guaranty book of business at period end. (18) Measured from the borrowers’ last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the six months ended June 30, 2020. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation. (19) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower’s voluntarily signing over title to the property. (20) Consists of loan modifications and completed repayment plans and forbearances. Repayment plans reflect only those plans associated with loans that were 60 days or more delinquent. Forbearances reflect only completed forbearance arrangements that involve loans that were 90 days or more delinquent. Excludes trial modifications, loans to certain borrowers who have received bankruptcy relief that are classified as troubled debt restructurings, and repayment and forbearance plans that have been initiated but not completed. (21) Credit losses consist of (a) charge-offs net of recoveries and (b) foreclosed property expense (income). Percentages exclude the impact of recoveries that have not been allocated to specific loans. (22) For a description of our Alt-A loan classification criteria, refer to the glossary in Fannie Mae’s 2019 Form 10-K. The company discontinued the purchase of newly originated Alt-A loans in 2009, except for those that represent the refinancing of a loan acquired prior to 2009, which has resulted in the acquisitions of Alt-A mortgage loans remaining low and the percentage of the book of business attributable to Alt-A to continue to decrease over time. (23) Total amount of single-family credit losses includes those not directly associated with specific loans. Single-family credit losses by state exclude the impact of recoveries that have not been allocated to specific loans. Presents the five states with the highest credit losses for the applicable period among the company's top ten states by percentage of outstanding single-family conventional guaranty book of business. (24) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of June 30, 2020 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. (25) Pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), for purposes of reporting to the credit bureaus, servicers must report a borrower receiving a COVID-19-related payment accommodation, such as a forbearance plan or loan modification, as current if the borrower was current prior to receiving the accommodation and the borrower makes all required payments in accordance with the accommodation. For purposes of the company's disclosures regarding delinquency status,loans receiving COVID-19-related payment forbearance are reported as delinquent according to the contractual terms of the loan. Percentages reflect the amount of single-family loans in forbearance by delinquency status. © 2020 Fannie Mae Q2 2020 Financial Supplement 27

DRAFT Multifamily Business Endnotes (1) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Data reflects the latest available information as of June 30, 2020. (2) Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance. (3) Under the Delegated Underwriting and Servicing (DUS) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without a pre-review by the company. (4) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period. (5) See https://www.fanniemae.com/multifamily/products for definitions. Loans with multiple product features are included in all applicable categories. (6) The Multifamily Affordable Business Channel focuses on financing properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. (7) Weighted average debt service coverage ratio, or DSCR, is calculated using the most recent property financial operating statements. When operating statement information is not available, the DSCR at the time of acquisition is used. If both are unavailable, the underwritten DSCR is used. Due to the time lag in borrowers providing their financial operating statements to Fannie Mae, the impact of the COVID-19 pandemic is largely not yet reflected in the DSCRs reported. Co-op loans are excluded from this metric. (8) In Q1 2019, the DUS program updated the definition of small multifamily loans to any loan with an original unpaid balance of up to $6 million nationwide. The updated definition has been applied to all loans in the current multifamily guaranty book of business, including loans that were acquired under the previous small loan definition. (9) Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. (10) Cumulative net credit loss rate is the cumulative net credit losses (gains) through June 30, 2020 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. Net credit losses include expected benefit of freestanding credit enhancements, primarily multifamily DUS lender-risk sharing transactions. (11) Credit loss (benefit) ratio, net represents the annualized net credit loss or benefit for the period divided by the average unpaid principal balance of the multifamily guaranty book of business for the period. Net credit benefits are the result of recoveries on previously charged-off amounts. Net credit losses include expected benefit of freestanding credit enhancements, primarily multifamily DUS lender-risk sharing transactions. © 2020 Fannie Mae Q2 2020 Financial Supplement 28